UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 4, 2006


                              IMMERSION CORPORATION
             (Exact name of registrant as specified in its charter)

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         Delaware                       000-27969               94-3180138
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

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                                  801 Fox Lane
                           San Jose, California 95131
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 467-1900


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying Exhibit shall not be deemed to be incorporated by reference into any filing with the Securities and Exchange Commission (the "SEC") made by Immersion Corporation ("Immersion") whether before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

     On May 4, 2006, Immersion issued a press release (the "Press Release") announcing Immersion's financial results for the quarter ended March 31, 2006. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.
      (d)      Exhibits.

     Exhibit No.                            Description
     -----------                            -----------
        99.1 Press Release dated May 4, 2006 regarding financial information for Immersion for the quarter ended March 31, 2006.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IMMERSION CORPORATION


Date:  May 4, 2006                         By:  /s/ Stephen M. Ambler
                                                ------------------------------
                                                Stephen M. Ambler
                                                Chief Financial Officer and
                                                Vice President, Finance


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.             Description
----------              -----------
     99.1               Press Release dated May 4, 2006 regarding financial
                        information for Immersion for the quarter ended
                        March 31, 2006.